UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 9, 2023

Benchmark 2021-B27 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001862080)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-228597-09	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 29, 2021 (the “Closing Date”), Benchmark 2021-B27 Mortgage Trust (the “Issuing Entity”) issued the Benchmark 2021-B27 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2021-B27, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2021 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator and Wilmington Trust, National Association, as trustee. The 375 Pearl Street mortgage loan, an asset of the Issuing Entity, is serviced and administered pursuant to the BANK 2021-BNK34 PSA. The BANK 2021-BNK34 PSA was filed as Exhibit 4.4 to the Current Report on Form 8-K with respect to the Issuing Entity, dated June 29, 2021 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-228597-09 (the “June 29, 2021 Form 8-K”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated June 29, 2021 under Commission File No. 333-228597-09.

On November 9, 2023, the BANK 2021-BNK34 PSA was amended by Amendment No.1, dated as of November 9, 2023 (the “Amendment No.1 to BANK 2021-BNK34 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “BANK 2021 BNK34 Depositor”), Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, to the BANK 2021-BNK34 PSA. The Amendment No.1 to BANK 2021-BNK34 PSA, in the form most recently filed with the Commission by or on behalf of the BANK 2021 BNK34 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Amendment No.1 to BANK 2023-BNK34 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: November 16, 2023